Note 11 - INCOME TAXES (Details 5) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current
Deferred tax assets	$ 3,134	$ 5,185
Total current	3,134	5,185
Non-current
Deferred tax assets	2,475	517
Deferred tax liabilities	(2,219)	(1,181)
Total non-current	256	(664)
Net deferred tax assets	$ 3,390	$ 4,521